Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

International Equities Index Fund

Mid Cap Index Fund

Small Cap Index Fund

Stock Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 30, 2026, to the Summary Prospectuses of the Funds,

each dated October 1, 2026, as supplemented to date

At a special meeting of shareholders of VALIC Company I (the “Company”) held on October 22, 2026 (the “Meeting”), the shareholders of each Fund approved two new investment advisory agreements between the Company and The Variable Annuity Life Insurance Company (“VALIC”), the Funds’ adviser, one of which became effective as of such date (the “New Advisory Agreement”). Prior to the approval of the New Advisory Agreement, VALIC was serving as the Funds’ adviser pursuant to an interim agreement that became effective on September 10, 2026, following Nippon Life Insurance Company’s acquisition of additional shares of Corebridge Financial, Inc. (“Corebridge”), VALIC’s parent company (the “Nippon Acquisition”). Fund shareholder approval was sought out of an abundance of caution that the Nippon Acquisition on September 10, 2026, could be deemed a change in control of VALIC. The terms of the New Advisory Agreement are substantially identical to the Funds’ prior investment advisory agreement, except for new effective and termination dates, updates to Fund names, and certain revisions to the notice provision. It is anticipated that the second investment advisory agreement approved by shareholders at the Meeting will replace the New Advisory Agreement at the end of 2026 upon the merger of Corebridge and Equitable Holdings, Inc.

Also at the Meeting, the shareholders of each Fund, voting separately, approved revisions to their respective Fund’s fundamental investment restriction regarding industry concentration to permit each respective Fund to concentrate its investments in a particular industry to approximately the same extent as its benchmark index.

In addition to the matters discussed above, the Funds’ shareholders elected Erin F. Donnelly as a director of the Company and approved a modified “manager-of-managers” arrangement at the Meeting.

The concentration changes with respect to the Funds will become effective on November 1, 2026 (the “Effective Date”). On the Effective Date, the following changes are made to the Funds’ Summary Prospectuses:

The section of each Fund’s Summary Prospectus entitled “Principal Investment Strategies of the Fund” is amended to add the following:

The Fund may concentrate its investments (i.e., invest 25% or more of its total assets) in any one industry to approximately the same extent that the Index is concentrated in one or more particular industries.

The section of each Fund’s Summary Prospectus entitled “Principal Risks of Investing in the Fund” is amended to add the following:

Concentration Risk. To the extent the Fund’s benchmark index concentrates its investments in a particular industry, the Fund may be similarly concentrated. As a result, the Fund may be more susceptible to adverse economic, market, political, regulatory, or other developments affecting those industries than a more broadly diversified fund.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.